UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2023

AXCELLA HEALTH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38901	26-3321056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 1270 Littleton, Massachusetts	01460
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (857) 320-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	AXLA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Axcella Health Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on September 11, 2023. As of August 17, 2023, the record date for the Annual Meeting there were, and currently, there are, 73,692,745 shares of our common stock, par value $0.001 per share, outstanding, all of which were entitled to vote with respect to all matters to be acted upon at the virtual Annual Meeting. The following is a summary of the matters voted on at the Annual Meeting.

a)	The stockholders of the Company elected Torben Straight Nissen, Ph.D., Michael Rosenblatt, M.D. and William D. “Chip” Baird as a Class I directors to the board of directors of the Company, to each serve until the 2026 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of the Class I directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Torben Straight Nissen, Ph.D.	47,014,165	171,756	5,862,604
Michael Rosenblatt, M.D.	46,686,483	499,438	5,862,604
William D. “Chip” Baird	46,708,034	477,887	5,862,604

b)	The stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain
52,496,038	485,919	66,568

c)	The stockholders of the Company approved amendments to our restated certificate of incorporation to effect a reverse stock split of our common stock at a ratio ranging from any whole number between 1-for-2 and 1-for-25, as determined by our board of directors in its discretion, subject to the board of directors’ authority to abandon such amendments;. The results of the stockholders’ vote with respect to the election of the Class I directors were as follows:

Votes For	Votes Against	Abstain
52,178,340	823,853	46,332

d)	The stockholders of the Company approved an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain
52,348,223	633,932	66,370

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axcella Health Inc.

Date: September 11, 2023	By:	/s/ William R. Hinshaw, Jr.
	Name:	/s/ William R. Hinshaw, Jr.
	Title:	President, Chief Executive Officer and Director